Exhibit 99.1

Boston, United States

Sydney, Australia

15 June 2020 AEST

Chief Financial Officer / Secretary

United States:
Charles Carter

+1 (781) 357-3263

ccarter@gidynamics.com

Investor Relations

United States:
Janell Shields

+1 (781) 357-3280

investor@gidynamics.com

Further Postponement of Special Meeting of Stockholders

BOSTON and SYDNEY — 15 June 2020 — GI Dynamics® Inc. (ASX:GID) (“GID” or the “Company”), a medical device company that is developing EndoBarrier® for patients with type 2 diabetes and obesity, announces a further postponement of the Special Meeting of Stockholders (“Special Meeting’) that was due to be held on 16 June 2020 at 6:00 pm U.S. Eastern Daylight Time (“EDT”), which is 17 June 2020 at 8:00 am Australian Eastern Standard Time (“AEST”).

Further Postponement of the Special Meeting

The Company’s Special Meeting to consider the proposed delisting of the Company from the Official List of the ASX was originally scheduled to be held on 7 June 2020 at 6:00 pm (EDT), which was 8 June 2020 at 8:00 am (AEST), as announced on 27 May 2020 (AEST).

As announced on 5 June 2020, the Special Meeting was initially postponed to 16 June 2020 at 6:00 pm (EDT), which is 17 June 2020 at 8:00 am (AEST).

The Company now advises that as a result of the reasoning set out below, the Special Meeting is now proposed to be held on 20 June 2020 at 6:00 pm (EDT), which is 21 June 2020 at 8:00 am (AEST). The information related to accessing the virtual meeting remains unchanged and is set out below for ease of reference.

Reasons for Postponement

The Board of Directors of GID (the “Board”) is of the view that the Potential Financing described in the Definitive Proxy Statement the Company filed with the United States Securities and Exchange Commission on 26 May 2020 will not proceed at this stage and currently the Company has not agreed to any alternative financing arrangements.

As a result, the Board has decided to further postpone the Special Meeting in anticipation that it will be able to shortly provide more clarity to stockholders with respect to: a) the terms of a significant alternative financing, if one is agreed to; and, b) the status of the June 2017 Senior Secured Convertible Note (“2017 Note”) held by Crystal Amber, for which the maturity date was recently extended to 15 June 2020 EDT.

Boston, United States

Sydney, Australia

15 June 2020 AEST

Chief Financial Officer / Secretary

United States:
Charles Carter

+1 (781) 357-3263

ccarter@gidynamics.com

Investor Relations

United States:
Janell Shields

+1 (781) 357-3280

investor@gidynamics.com

While the Company anticipates being able to update stockholders on these matters prior to 16 June 2020 at 6:00 pm (EDT), which is 17 June 2020 at 8:00 am (AEST), the Board is concerned that stockholders will not have sufficient time in which to absorb the information provided in the update and to then determine how to vote on the delisting resolution or whether to change an existing vote. By further postponing the Special Meeting the Board believes that stockholders will be provided with a reasonable period in which to consider the information and to then make an informed vote with respect to delisting proposal

The further postponement of the Special Meeting is not, however, a guarantee that a significant financing will become available prior to such m Meeting, or ever, on terms acceptable to the Company.

Voting Details

The Special Meeting will be held as a webcast via the online platform at https://agmlive.link/GID20 and details on how to access the meeting can be found on the Company’s website or within the definitive proxy statement (the “Proxy Statement”) that was attached to the Company’s announcement on 27 May 2020 AEST.

If you have already voted your shares of common stock or directed CHESS Depositary Nominees Pty Ltd (“CDN”) to vote your CHESS Depositary Interests (“CDIs”) by completing the CDI Voting Instruction Form and you do not desire to change your vote, your prior vote will remain voted without the need for you to take any additional action.

If you held shares of common stock on the Record Date and have not yet voted, you may do so now using the directions provided in the Proxy Statement. If you held shares of common stock on the Record Date and have already voted, you may change your vote or revoke your proxy at any time before the Special Meeting in any one of the following ways:

• if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed in the Proxy Statement;

• by re-voting by Internet as instructed in the Proxy Statement;

• by notifying the Company’s corporate secretary in writing at GI Dynamics, Inc., 320 Congress Street, Boston, MA 02210, U.S.A., Attention: Corporate Secretary, before the Special Meeting that you have revoked your proxy; or

• by virtually attending the Special Meeting, revoking your proxy and voting via the online platform at https://agmlive.link/GID20. Virtual attendance at the Special Meeting will not in and of itself revoke a previously submitted proxy. You must specifically request during the Special Meeting that it be revoked.

Your most current vote, whether by Internet or proxy card, is the one that will be counted.

If you are a beneficial owner and hold shares of common stock through a broker, bank or other nominee, you may submit new voting instructions by contacting your broker, bank or other nominee.

If you held CDIs on the Record Date and you have not yet directed CDN to vote by completing the CDI Voting Instruction Form, you may do so prior to 8:00 a.m. AEST on 18 June 2020 (which is 6:00 p.m. EDT on 17 June 2020). If you held CDIs on the Record Date and you have already directed CDN to vote by completing the CDI Voting Instruction Form, you may revoke those directions by delivering to Link Market Services Limited a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent which notice must be received by Link Market Services Limited no later than 8:00 a.m. AEST on June 18, 2020 (which is 6:00 p.m. EDT on June 17, 2020).

This announcement is being made in accordance with Rule 135c of the Securities Act of 1933, as amended, and is not intended to and does not constitute an offer to sell nor a solicitation for an offer to purchase any securities of the Company.

Boston, United States

Sydney, Australia

15 June 2020 AEST

Chief Financial Officer / Secretary

United States:
Charles Carter

+1 (781) 357-3263 ccarter@gidynamics.com

Investor Relations

United States:
Janell Shields

+1 (781) 357-3280

investor@gidynamics.com

This announcement has been authorized for release by Charles Carter, chief financial officer and corporate secretary.

About GI Dynamics

GI Dynamics®, Inc. (ASX:GID) is the developer of EndoBarrier®, the first endoscopically delivered medical device for the treatment of type 2 diabetes and the reduction of obesity. EndoBarrier is not approved for sale and is limited by federal law to investigational use only. EndoBarrier is subject to an Investigational Device Exemption by the FDA in the United States and is entering concurrent pivotal trials in the United States and India.

Founded in 2003, GI Dynamics is headquartered in Boston, Massachusetts. For more information please visit the Company website at www.gidynamics.com.

Forward-Looking Statements

This announcement may contain forward-looking statements. These statements are based on management’s current estimates and expectations of future events as of the date of this announcement. Furthermore, the estimates are subject to several risks and uncertainties that could cause actual results to differ materially and adversely from those indicated in or implied by such forward-looking statements.

These risks and uncertainties include, but are not limited to, risks associated with the Company’s ability to continue to operate as a going concern; the ability of the Company, its critical vendors, and key regulatory agencies to resume operational capabilities subsequent to the removal of COVID-19 pandemic restrictions; the Company’s ability to raise sufficient additional funds to continue operations, including the immediate successful closing of a short term bridge loan and the successful closing of any financing agreement discussed in this announcement as well as a delisting from the ASX; to conduct the planned pivotal trial of EndoBarrier in the United States (STEP-1); the Company’s ability to execute STEP-1 under the FDA’s Investigational Device Exemption; the Company’s ability to enlist clinical trial sites and enroll patients in accordance with STEP-1; the risk that the FDA stops STEP-1 early as a result of the occurrence of certain safety events or does not approve an expansion of STEP-1; the Company’s ability to enroll patients in accordance with I-STEP; the Company’s ability to secure a CE Mark; the Company’s ability to maintain compliance with or restructure the terms of such convertible note and warrant agreements executed with Crystal Amber, including its obligations to make payment on the convertible note that is due on 15 June 2020 (EST) and if the Company is unable to raise sufficient funds to enable it to fully repay such convertible note when due, further restructure the terms of the convertible note; obtaining and maintaining regulatory approvals required to market and sell the Company’s products; the possibility that future clinical trials will not be successful or confirm earlier results; the timing and costs of clinical trials; the timing of regulatory submissions; the timing, receipt and maintenance of regulatory approvals; the timing and amount of other expenses; the timing and extent of third-party reimbursement; intellectual-property risk; risks related to excess inventory; risks related to assumptions regarding the size of the available market; the benefits of the Company’s products; product pricing; timing of product launches; future financial results; and other factors, including those described in the Company’s filings with the SEC.

Given these uncertainties, one should not place undue reliance on these forward-looking statements. The Company does not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events or otherwise, unless it is required to do so by law.